Ohio National Fund, Inc.

Supplement dated January 27, 2021

to the Summary Prospectus dated April 29, 2020

ON Moderately Conservative Model Portfolio

The following supplements and amends the summary prospectus dated April 29, 2020, as previously amended:

Principal Investment Strategies

Under the section entitled “Principal Investment Strategies,” the second paragraph is deleted in its entirety and replaced with the following:

The Adviser develops the Portfolio’s asset allocation strategy based on the Portfolio’s investment strategy. Based on the Portfolio’s target asset allocation, the Portfolio will allocate a large percentage of assets to underlying funds that invest primarily in fixed income securities. The Portfolio has no geographic limits on where it may invest, which may include developed and emerging market countries. This flexibility allows the portfolio managers to look for underlying funds that invest in markets around the world. Investments of the underlying funds that invest primarily in fixed income securities may include: investment grade debt securities, including U.S. government securities, corporate bonds, and mortgage-related securities; non-U.S. debt securities; debt instruments of varying duration; and high yield/high risk bonds (also called “junk bonds”). The Portfolio will allocate a smaller percentage of assets to underlying funds that invest primarily in domestic and foreign equity securities. Investments of the underlying funds that invest primarily in equity securities may include: domestic and non-U.S. stocks. Certain underlying funds may also use derivatives such as forwards; future contracts and options on securities, indices, currencies and other investments; and swaps. The underlying funds include, but are not limited to, other Fund portfolios that are also advised by the Adviser.

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Please retain this supplement with your Prospectus for future reference.